Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), I, Ronald Cormick, certify that:

1.
This Amendment No. 1 to the Quarterly Report of Eagle Mountain Corporation (the “Company”) on Form 10-Q/A for the period ended March 31, 2015 (the “Report”), as filed with the Securities and Exchange Commission as of the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 3, 2015	/s/Ronald Cormick
Ronald Cormick
Chief Executive Officer (Principal Executive Officer)

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to Eagle Mountain Corporation and will be retained by Eagle Mountain Corporation and furnished to the Securities and Exchange Commission or its staff upon request.